Vanguard Variable Insurance Funds Money Market Portfolio
Supplement Dated September 15, 2020, to the Prospectus Dated April 28, 2020
Prospectus Text Changes
The following is added under the heading “The Portfolio(s) and Vanguard” in the More on the Portfolio(s) section:
Vanguard and the board of trustees of Vanguard Variable Insurance Funds have voluntarily agreed to temporarily limit certain net operating expenses in excess of the Money Market Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio. Vanguard and the board of trustees of Vanguard Variable Insurance Funds may terminate the temporary expense limitation at any time.
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Vanguard Marketing Corporation, Distributor.	PS 104B 092020